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                                                             EXHIBIT 23


            Consent of Ernst & Young LLP, Independent Auditors
            --------------------------------------------------


         We consent to the incorporation by reference in this Annual Report (Form 10-K) of Allegheny and Western Railway Company of our report dated January 31, 1997, with respect to the consolidated financial statements of CSX Transportation, Inc. included in its Annual Report (Form 10-K) for the year ended December 27, 1996, filed with the Securities and Exchange Commission.



                                          /s/ ERNST & YOUNG LLP
                                          ---------------------
                                          Ernst & Young LLP

Richmond, Virginia
March 24, 1997

































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